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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

                           Filed by the Registrant [_]
                 Filed by a Party other than the Registrant [X]

                 Check the appropriate box:

            [_]  Preliminary Proxy Statement
            [_]  Confidential, for Use of the Commission Only
                 (as permitted by Rule 14a-6(e)(2))
            [_]  Definitive Proxy Statement
            [_]  Definitive Additional Materials
            [X]  Soliciting material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              MEDIA GENERAL, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                 HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.
                                       AND
            HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:__________
    2) Aggregate number of securities to which transaction applies:_______________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________________
    4) Proposed maximum aggregate value of transaction:_________________________
    5) Total fee paid:__________________________________________________________
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:__________________________________________________
    2) Form, Schedule or Registration Statement No.:____________________________
    3) Filing Party:
    4) Date Filed:_______________________________________________

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


The following Notice of Nomination of Candidates for Election to the Board of Directors at the Upcoming Annual Meeting of Media General, Inc. was delivered to the Company on January 24, 2008.


                                     * * *


THE PARTICIPANTS (AS DEFINED IN THE NOTICE BELOW) INTEND TO MAKE A PRELIMINARY FILING WITH THE SECURITIES AND EXCHANGE COMMISSION OF A PROXY STATEMENT AND AN ACCOMPANYING PROXY CARD TO BE USED TO SOLICIT PROXIES IN CONNECTION WITH THE MEDIA GENERAL, INC. 2008 ANNUAL MEETING. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES FROM STOCKHOLDERS OF MEDIA GENERAL, INC. FOR USE AT THE 2008 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO MEDIA GENERAL, INC. STOCKHOLDERS AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS AND WILL BE CONTAINED IN THE SCHEDULE 13D FILED BY THE PARTICIPANTS AND IN AMENDMENTS THERETO.

    Harbinger Capital Partners              Harbinger Capital Partners Special
       Master Fund I, Ltd.                        Situations Fund, L.P.
      c/o International Fund                  555 Madison Avenue, 16th Floor
    Services (Ireland) Limited                   New York, New York 10022
   Third Floor, Bishop's Square
Redmond's Hill, Dublin 2, Ireland


                                                             January 24, 2008

BY HAND AND FACSIMILE
Media General, Inc.
333 East Franklin Street
Richmond, VA 23219
Attention:  Corporate Secretary

BY HAND
Corporate Secretary
Media General, Inc.
c/o George L. Mahoney, Registered Agent
333 East Franklin Street
Richmond, VA 23219


                        Re: Notice of Nomination of Candidates for Election to the Board of Directors at the Upcoming Annual Meeting of Media General, Inc.
                             -------------------------------------------------

Dear Secretary:

                This notice (including Appendix I and Exhibit A attached hereto, the "Notice") of the decision of Harbinger Capital Partners Master Fund I, Ltd. (the "Master Fund") and Harbinger Capital Partners Special Situations Fund, L.P. (the "Special Fund" and, together with the Master Fund, the "HCP Funds"), the beneficial owners of an aggregate of 4,058,454 shares (the "Shares") of the Class A common stock, par value $5.00 per share ("Class A Stock"), of Media General, Inc., a Virginia corporation (the "Company"), to propose the nomination of and nominate candidates for election to the Board of Directors of the Company (the "Board") at the next Annual Meeting of stockholders of the Company currently scheduled for April 24, 2008, including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof (the "2008 Annual Meeting"), is being delivered to you in accordance with the requirements set forth under Section 7 of Article I regarding director nominations (the "Nomination Requirements") of the Amended and Restated By-laws of the Company (the "By-laws"). The Master Fund is the direct record owner of 1,000 of the Shares and is the beneficial owner of an additional 2,704,647 of the Shares held in street name. The Special Fund is the direct record owner of 1,000 of the Shares and is the beneficial owner of an additional 1,351,807 of the Shares held in street name.

Notice of Nomination of Candidates
Page 2


                Pursuant to the Nomination Requirements, this Notice sets forth with respect to each of the HCP Nominees (as defined below): (a) the name, age, business address and residence address of such person, (b) the employer and principal occupation of such person, (c) a biographical profile of such person, including educational background and business and professional experience, (d) the class or series and number of shares of capital stock of the Company which are owned beneficially and of record by such person and (e) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder.

                In addition, pursuant to the Nomination Requirements and as applicable, this Notice sets forth for each of the HCP Funds (as record owner of shares of Class A Stock): (a) the name and record address of such HCP Fund,
(b) the employer and principal occupation of such HCP Fund, (c) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such HCP Fund, (d) a description of all arrangements or understandings between such HCP Fund and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such HCP Fund, (e) a representation that such HCP Fund intends to appear in person or by proxy at the meeting to nominate the person or persons named in this notice and (f) any other information relating to such HCP Fund that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

                This Notice also attaches as Exhibit A hereto a copy of signed consents executed by each of the HCP Nominees to being named as nominees and to serving as directors of the Company, if elected.

        A.      BACKGROUND

                The HCP Funds initially acquired their Shares because they believe that the Shares represented an attractive investment. The HCP Funds and the other Harbinger Persons (as defined below) initially reported their investment on a Schedule 13G on July 2, 2007. Following that filing, the Harbinger Persons examined the financial and operating performance of the Company and believe the time is appropriate to enhance the Company's corporate governance and re-examine and adjust its strategic direction in order to (i) more directly address the challenges faced by the Company, (ii) sustain and improve its long term profitability, (iii) optimize the Company's capital allocation and (iv) bring increased focus on maximizing stockholder value to the Company's decision making. Therefore, on December 17, 2007, the Harbinger Persons filed a Schedule 13D with respect to their investment in the Shares.

Notice of Nomination of Candidates
Page 3


                In their Schedule 13D, the Harbinger Persons disclosed that they were reserving the right to be in contact with the members of the Company's management, the members of the Board, other significant stockholders and others regarding alternatives that the Company could employ to maximize stockholder value, and to nominate candidates for election to the Board. The Harbinger Persons also reserved the right to effect transactions that would change the number of Shares they may be deemed to beneficially own. Further, the Harbinger Persons reserved the right to act in concert with any other stockholders of the Company, or other persons, for a common purpose should they determine to do so, and/or to recommend courses of action to the Company's management, the Board and the stockholders of the Company.

                Subsequent to the filing of the Schedule 13D, the HCP Funds determined that nominating the HCP Nominees for election to the Board represented the most appropriate course of action to enhance stockholder value at this time.

        B.      NOTICE OF NOMINATION OF CANDIDATES FOR ELECTION TO THE BOARD

                The HCP Funds hereby propose the nomination of and nominate the following individuals (the "HCP Nominees") for election to the Board as Class A directors (as defined in Section 2 of Article II of the By-laws) to succeed the current Class A directors whose terms expire at the 2008 Annual Meeting (or any director named to fill any vacancy created by the death, retirement, resignation or removal of any such directors):

                    o    Eugene I. Davis

                    o    F. Jack Liebau, Jr.

                    o    J. Daniel Sullivan

                The HCP Funds reserve the right to nominate, substitute or add additional persons (a) in the event that the Company purports to increase the number of directorships to each additional directorship created, (b) if the Company makes or announces any changes to its By-laws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the HCP Nominees or any additional nominee nominated pursuant to the preceding clause (a) and/or (c) in the event any of the HCP Nominees named in Appendix I are unable or hereafter become unwilling for any reason to serve as a director. Additional nominations made pursuant to the preceding clauses (a) and/or (b) will be made without prejudice to or waiver of the position of the HCP Funds that any attempt to increase the size of the Board or disqualify any of the HCP Nominees through By-law amendments or otherwise constitutes unlawful manipulation of the Company's corporate machinery.

Notice of Nomination of Candidates
Page 4


                As required by the Nomination Requirements, the following information constitutes all of the information relating to the HCP Nominees and the HCP Funds that would be required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 under the Exchange Act and the rules and regulations promulgated thereunder as well as all other information required to be set forth in this Notice. To the extent that information set forth at any point in this Notice is responsive to a specific item below, each such item shall be deemed to incorporate such information, no matter where such information appears in this Notice. The information set forth in Appendix I is incorporated herein by reference. All information set forth herein relating to any person other than the HCP Funds is given only to the knowledge of the HCP Funds. Information required by Section 7 of Article I of the By-laws regarding (as record owner of shares of Class A Stock) the name and address of the persons making the nomination, as they appear on the Company's books, and the class and number of shares of the Company owned beneficially and of record by each such person is as set forth herein, including Appendix I and Exhibit A attached hereto. To the extent additional information is provided regarding the persons making the solicitation, such information is provided voluntarily for context or completeness.

                ITEM 4.   PERSONS MAKING THE SOLICITATION

                (b). The solicitation for election of the HCP Nominees will be made by the HCP Funds. By virtue of Instruction 3 of Item 4 of Schedule 14A, the Harbinger Persons (hereinafter defined) and the HCP Nominees (collectively, the "Participants") will be considered participants in the solicitation. The HCP Nominees may make solicitations of proxies but will not receive compensation for acting as nominees as set forth herein. Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. Solicitations may also be made by certain directors, officers, members and employees of the Harbinger Persons, none of whom will receive additional compensation for such solicitation.

                None of the Participants has, as of the date hereof, retained any person to provide proxy solicitation or advisory services in connection with the solicitation. The HCP Funds expect to retain a proxy solicitation firm in connection with the solicitation, but have not yet retained such firm. The HCP Funds will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Class A Stock they hold of record. The HCP Funds will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

                The costs of this solicitation of proxies, and other costs specifically related to this solicitation, are currently estimated to be approximately $500,000. The HCP Funds estimate that through the date hereof, its total expenditures to date for, in furtherance of, or in connection with, this solicitation are approximately $35,000. The entire expense of soliciting proxies is being borne by the HCP Funds. The HCP Funds intend to seek reimbursement of the costs of this solicitation from the Company but do not intend to submit the question of reimbursement to a vote of the Company's security holders.

Notice of Nomination of Candidates
Page 5


                ITEM 5. INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

                (b)(1). Information as to any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2008 Annual Meeting with respect to the Participants is set forth herein. Except for 1,000 shares of Class A Stock beneficially owned in a joint account by Mr. Liebau and his spouse (Carol Liebau, same address as Mr. Liebau) and as otherwise set forth in Appendix I, none of the Participants beneficially owns any securities of the Company or has any personal ownership interest, direct or indirect, in any securities of the Company.

                The direct and indirect security holdings of HCP Funds are as follows: (x) the Master Fund is the direct record owner of 1,000 of the Shares and is the beneficial owner of an additional 2,704,647 of the Shares held in street name, and (y) the Special Fund is the direct record owner of 1,000 of the Shares and is the beneficial owner of an additional 1,351,807 of the Shares held in street name.

                In addition, (i) Harbinger Capital Partners Offshore Manager, L.L.C. ("Harbinger Manager"), the investment manager of the Master Fund, and HMC Investors, L.L.C., the managing member of Harbinger Manager ("HMC Investors"), may be deemed to beneficially own Shares held by the Master Fund,
(ii) Harbinger Capital Partners Special Situations GP, LLC, the general partner of the Special Fund ("HCPSS"), and HMC - New York, Inc., the managing member of HCPSS ("HMCNY"), may be deemed to beneficially own Shares held by the Special Fund, and (iii) Harbert Management Corporation ("HMC"), the managing member of HMC Investors and the parent of HMCNY, Philip A. Falcone, a stockholder of HMC and the portfolio manager of the Master Fund and the Special Fund, Raymond J. Harbert, a stockholder of HMC, and Michael D. Luce, a stockholder of HMC (each of the Master Fund, Harbinger Manager, HMC Investors, HMC, Special Fund, HCPSS, HMCNY, Philip A. Falcone, Raymond J. Harbert and Michael D. Luce are collectively referred to herein as the "Harbinger Persons"), may be deemed to beneficially own Shares held by the Master Fund and the Special Fund. Each of Harbinger Manager, HMC Investors, HCPSS, HMCNY, HMC, Mr. Falcone, Mr. Harbert and Mr. Luce disclaim beneficial ownership of the Shares.

                The HCP Nominees may be deemed to have an interest in their nominations for election to the Board by virtue of compensation the HCP Nominees will receive from the Company as a director, if elected to the Board.

                (i)  Set  forth  in  Appendix  I  attached  hereto,   which  is
incorporated herein by reference, are the names and business addresses of each of the Participants.

Notice of Nomination of Candidates
Page 6


                (ii) Set forth in Appendix I attached hereto, which is incorporated herein by reference, is (a) the present principal occupation or employment of each Harbinger Person and (b) the present principal occupation or employment for each of the HCP Nominees, and the name, principal business and address of any corporation or other organization in which such employment is carried on.

                (iii) During the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

                (iv), (v), (vi), (vii), (ix) and (x) Except as set forth in this Item 5(b)(1) or in Appendix I hereto, which is incorporated herein by reference, no Participant, and none of their respective associates, owns beneficially, directly or indirectly, or of record but not beneficially, any securities of the Company, or any parent or subsidiary of the Company, nor has any Participant purchased or sold any securities of the Company within the last two years. Set forth in Appendix I hereto are transactions in the Company's securities effected by the Participants within the past two years. The HCP Funds used their own assets to purchase the Shares owned by them. The Shares owned by the HCP Funds were originally purchased through and held in brokerage custodian accounts which, from time to time in the ordinary course, may utilize margin borrowing in connection with purchasing, borrowing or holding of securities, and such Shares may thereby have been, or in the future may become, subject to the terms and conditions of such margin debt and terms, together with all other securities held therein. Mr. Liebau used his own assets to purchase the 1,000 shares of Class A Stock owned jointly by Mr. Liebau and his spouse and such shares are held in a cash brokerage account (no margin). As of the date hereof, no part of the purchase price or market value of any of the Shares (or shares of Class A Stock held jointly by Mr. Liebau with his spouse) is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares.

                (viii) Except as set forth in Appendix I hereto, no Participant is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

                On November 6, 2007, Mr. Liebau sent a letter to the Secretary of the Company nominating himself as a candidate for election to the Board at the 2008 Annual Meeting. On November 14, 2007, funds managed by Mario Gabelli's GAMCO Investors, Inc., which based on public filings holds an approximate 20.9% ownership interest in the Company, sent a letter to the Company (copy filed on an amendment to its Schedule 13D) "strongly supporting" the nomination of Mr. Liebau for election to the Board and noting that there are no arrangements or understandings between GAMCO and Mr. Liebau or any other person or persons pursuant to which Mr. Liebau is being recommended by GAMCO. Mr. Gabelli personally is an individual client of Mr. Liebau's investment advisory firm, Liebau Asset Management Company (comprising less than 1% of the firm's assets under management).

Notice of Nomination of Candidates
Page 7


                (xi) Item 5(b)(xi) of Schedule 14A cross-references the information required by Item 404(a) of Regulation S-K of the Exchange Act with respect to each participant in the solicitation or any associates of such participant.

                        ITEM 404(a) OF REGULATION S-K. No Participant or any of their respective related persons have had or will have a direct or indirect material interest in any transaction since the beginning of the Company's last fiscal year or any currently proposed transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000.

                (xii)(A) and (B). According to the Company's public filings, under the Company's directors' compensation program, the Company's outside directors receive an annual retainer of $116,000 for all scheduled Board meetings and two scheduled committee meetings. An additional $1,750 is paid for each unscheduled Board meeting and each committee meeting attended by an outside director beyond the two included in the retainer. Pursuant to the Company's Director's Deferred Compensation Plan, each outside director receives 50% of his or her annual compensation, including any additional meeting fees, in deferred Class A Stock units and may elect to receive the other half of his or her annual compensation either fully in cash, fully in deferred stock units, or split evenly in cash and deferred stock units. Annual deferral elections must be made prior to the calendar year in which the retainer and additional meeting fees will be earned. The retainer and additional meeting fees are paid quarterly by the Company. Outside directors are reimbursed for actual expenses incurred for attending meetings. The current Chairman of the Board (who is an executive officer of the Company) is not paid any of these base fees or special fees and receives no extra pay for serving as a director.

                Prior to 2007, the number of Class A Stock units was determined at the beginning of each calendar year by dividing the annual retainer fee by the value of one share of the Company's Class A Stock, calculated as the average of the closing trading prices for the last ten trading days of the preceding calendar year. Beginning in 2007, the number of Class A Stock units will be determined quarterly, based on the average of the closing trading prices for the last ten trading days of the preceding calendar quarter. Participant accounts are credited quarterly with amounts that are equivalent to dividends earned on Class A Stock.

                Upon election to the Board, the Board member selects the method of account settlement. Upon termination from the Board for any reason, the Board member or beneficiary will be paid by one of the following methods: lump sum cash or common stock payment, lump sum cash or common stock payment (deferred for one year), annual cash or common stock payments ranging from two to ten years. If no election is made, the director will receive a single common stock distribution as of the date of retirement.

Notice of Nomination of Candidates
Page 8


                In 2005, to further align the interests of directors and stockholders, the Board adopted a share ownership guideline of 5,300 shares of the Company's Class A Stock, including deferred Class A Stock units. The Board recommended that this ownership guideline be attained within five years of a director's election to the Board.

                The Company has purchased directors' and officers' liability insurance policies for the directors of the Company. Within the limits of their coverage, the policies insure (1) the directors and officers of the Company against certain losses resulting from claims against them in their capacities as directors and officers to the extent that such losses are not indemnified by the Company and (2) the Company to the extent that it indemnifies such directors and officers for such losses as permitted under the laws of Virginia. The Company also provides directors with Company-provided indemnification to the fullest extent permitted by law and the Company's Amended and Restated Articles of Incorporation and By-laws. The HCP Funds expect that the HCP Nominees, if elected, will be indemnified for service as directors of the Company to the same extent indemnification is provided to the current directors of the Company under the Company's Amended and Restated Articles of Incorporation and By-Laws. The HCP Funds also believe that upon election, the HCP Nominees will be covered by the Company's directors' and officers' liability insurance.

                The Participants disclaim any responsibility for the accuracy of the foregoing information extracted from the Company's public filing.

                The HCP Nominees will not receive any compensation from the HCP Funds to serve as nominees for election or as a director, if elected, of the Company. The HCP Funds have agreed to indemnify the HCP Nominees against losses incurred in connection with their service as nominees for election as directors of the Company and in connection with the solicitation of proxies in respect thereof, to the extent that indemnification is not otherwise available, including from the Company. The HCP Funds have also agreed to reimburse the HCP Nominees for out-of-pocket expenses incurred in their capacity as nominees, including, without limitation, reimbursement for reasonable travel expenses. Each HCP Nominee has executed a written consent agreeing to be a nominee for election as a director of the Company and to serve as a director if so elected, which consents are attached hereto as Exhibit A. Other than as set forth herein, none of the Participants or any of their respective associates, has any arrangements or understandings with any person or persons with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

                (b)(2) The information required to be disclosed in this item with respect to the Harbinger Persons and the HCP Nominees is disclosed in response to Item 5(b)(1) above.

Notice of Nomination of Candidates
Page 9


                ITEM 7.   DIRECTORS AND EXECUTIVE OFFICERS

                (a) Item 7(a) of Schedule 14A cross-references the information required by instruction 4 to Item 103 of Regulation S-K of the Exchange Act with respect to nominees of the persons making the solicitation. Such information is set forth below:

                        INSTRUCTION 4 OF ITEM 103 TO REGULATION S-K. There are no material proceedings in which the HCP Nominees or any of their associates is a party adverse to the Company or any of its subsidiaries, or material proceedings in which such nominee or any such associate has a material interest adverse to the Company or any of its subsidiaries.

                (b) Item 7(b) of Schedule 14A cross-references the information required by Item 401, Items 404(a) and (b), Item 405, and Items 407(d)(4) and
(d)(5) of Regulation S-K of the Exchange Act with respect to nominees of the person making the solicitation. Such information is set forth below:

                        ITEM 401 OF REGULATION S-K.

                        (a) and (e). Each HCP Nominee has executed a consent to being named as a HCP Nominee and to serving as a director of the Company, if so elected. Copies of such consents are attached hereto as Exhibit A. The initial term of each HCP Nominee, if elected, would be for a period of one year in accordance with the By-laws.

                        The following information is set forth in Appendix I attached hereto with respect to each HCP Nominee: name, age, any position and office with the Company held by each such nominee and the term thereof, business experience during the past five years (including principal occupation and employment during the past five years and the name and principal business of any corporation or other organization in which such occupation or employment was carried on) and any directorships held by such person in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended. Except as set forth in Appendix I, no occupation or employment is or was, during such period, carried on by any HCP Nominee with the Company or any corporation or organization which is or was a parent, subsidiary or other affiliate of the Company, and none of the HCP Nominees has ever served on the Board.

                           The HCP Funds have agreed to indemnify the HCP Nominees, and to reimburse the HCP Nominees for certain expenses, as described above.

                           Other than as disclosed in the response to Item 5(b) above, there are no arrangements or understandings between the HCP Nominees and any other party pursuant to which any such nominee was or is to be selected as a director or nominee.

Notice of Nomination of Candidates
Page 10


                        (b), (c), and (g). These provisions of Item 401 of Regulation S-K are not applicable to the HCP Nominees.

                        (d). There exist no family relationships between any HCP Nominee and any director or executive officer of the Company.

                        (f). On February 8, 2005, High Voltage Engineering Corporation filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court in Boston (Case No. 05-10787) and Mr. Davis was the Chairman of the Board of Directors of High Voltage Engineering Corporation at the time of such filing. Mr. Davis remained on the High Voltage Engineering Corporation Board until the appointment of the Chapter 11 trustee on or about February 17, 2005. Except as set forth in the preceding sentence, during the last five years, the HCP Nominees were not involved in any of the events described in Item 401(f) of Regulation S-K and that are material to an evaluation of the ability or integrity of any such nominee to become a director of the Company.

                        ITEM 404(a) OF REGULATION S-K. The response to Item 5(b)(1)(xi) above is incorporated herein by reference.

                        ITEM 404(b) OF REGULATION S-K. This provision is not applicable to the HCP Nominees.

                        ITEM 405 OF REGULATION S-K. This provision is not applicable to the HCP Nominees because the HCP Nominees are not directors, officers or ten percent holders of the Company.

                        ITEM 407(d)(4) AND (d)(5) OF REGULATION S-K. These provisions are not applicable to the HCP Nominees.

                (c) Item 7(c) of Schedule 14A cross-references the information required by Item 407(a) of Regulation S-K of the Exchange Act.

                        ITEM 407(a) OF REGULATION S-K. The corporate governance guidelines of the Company, which are available on the Company's website at www.mediageneral.com, provide that determinations of independence shall be made in accordance with the criteria for independence required by the New York Stock Exchange. The HCP Funds have no knowledge of any facts that would prevent the determination that each of the HCP Nominees is independent.

                (d) Item 7(d) of Schedule 14A cross-references the information required by Item 407(b), (c)(1), (c)(2), (d)(1), (d)(2), (d)(3), (e)(1),
(e)(2), (e)(3) and (f) of Regulation S-K of the Exchange Act. These provisions are not applicable to the HCP Nominees.

Notice of Nomination of Candidates
Page 11


                (e) Item 7(e) of Schedule 14A applies only to registered investment companies and is not applicable to the HCP Nominees.

                ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                Item 8 of Schedule 14A cross-references the information required by Item 402 and paragraphs (e)(4) and (e)(5) of Item 407 of Regulation S-K of the Exchange Act with respect to each nominee of the person making the solicitation and associates of such nominee. Such information is set forth below:

                        ITEM 402 OF REGULATION S-K

                        (a)-(j). None of the HCP Nominees or any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company that is required to be disclosed under, or is subject to any arrangement described in, these paragraphs of Item 402 of Regulation S-K.

                        (k). The response to Item 5(b)(1)(xii)(A) and (B) above is incorporated herein by reference. Other than as set forth herein, the HCP Funds are not aware of any other arrangements pursuant to which any director of the Company was to be compensated for services during the Company's last fiscal year.

                        ITEM 407(e)(4) OF REGULATION S-K. There are no interlocking relationships that would have required disclosure under this paragraph of Item 407 of Regulation S-K, had the HCP Nominees been directors of the Company.

                        ITEM 407(e)(5) OF REGULATION S-K. These provisions are not applicable to the HCP Nominees.

                                     * * *

                The information included herein represents the HCP Funds' best knowledge as of the date hereof. The HCP Funds reserve the right, in the event such information shall be or become inaccurate, to provide corrective information to the Company as soon as reasonably practicable, although the HCP Funds do not commit to update any information which may change from and after the date hereof.

                If this Notice shall be deemed for any reason by a court of competent jurisdiction to be ineffective with respect to the nomination of the HCP Nominees at the 2008 Annual Meeting, or if any individual nominee shall be unable to serve for any reason, this Notice shall continue to be effective with respect to any replacement nominees selected by the HCP Funds.

Notice of Nomination of Candidates
Page 12


                The HCP Funds reserve the right to give further notice of additional nominations or business to be made or conducted at the 2008 Annual Meeting or any other meeting of the Company's stockholders.

                The HCP Funds hereby represent that authorized representatives of each HCP Fund intend to appear in person or by proxy at the 2008 Annual Meeting to nominate the HCP Nominees named in his notice (or such replacement nominees selected by the HCP Funds).

                Please direct any questions regarding the information contained in this Notice to Robert B. Schumer, Esq. and Jeffrey D. Marell, Esq., Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, (212) 373-3000 (Phone), (212) 757-3990 (Facsimile).


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                IN WITNESS WHEREOF, the parties hereto have caused this Notice to be duly executed on the date first above written.


                                        HARBINGER CAPITAL PARTNERS MASTER
                                        FUND I, LTD.

                                        By: Harbinger Capital Partners Offshore
                                            Manager, L.L.C.


                                        By: /s/ William R. Lucas, Jr.
                                            ------------------------------------
                                            Name:   William R. Lucas, Jr.
                                            Title:  Executive Vice President -
                                                    General Counsel




                                        HARBINGER CAPITAL PARTNERS SPECIAL
                                        SITUATIONS FUND, L.P.

                                        By: Harbinger Capital Partners Special
                                            Situations GP, LLC



                                        By: /s/ William R. Lucas, Jr.
                                            ------------------------------------
                                            Name:   William R. Lucas, Jr.
                                            Title:  Executive Vice President -
                                                    General Counsel

                       APPENDIX I: ADDITIONAL INFORMATION

             CERTAIN INFORMATION RELATING TO THE HARBINGER PERSONS
             -----------------------------------------------------


        The Master Fund, a Cayman Islands corporation, is an investment fund with its principal business and record address at c/o International Fund
Services (Ireland) Limited, Third Floor, Bishop's Square, Redmond's Hill, Dublin 2, Ireland.

        The Special Fund, a Delaware limited partnership, is an investment fund with its principal business address at 555 Madison Avenue, 16th Floor, New York, New York 10022. The address of the Special Fund in the records of the Company is One Riverchase Parkway South, Birmingham, Alabama 35244.

        Harbinger Manager, a Delaware limited liability company, is the investment manager of the Master Fund; HMC Investors, a Delaware limited liability company, is the managing member of Harbinger Manager; HCPSS, a Delaware limited liability company, is the general partner of the Special Fund; HMCNY, a New York corporation, is the managing member of HCPSS; HMC, an Alabama corporation, is the managing member of HMC Investors and the parent of HMCNY; Philip Falcone, a United States citizen, is a shareholder of HMC and the portfolio manager of the Master Fund and the Special Fund; Raymond J. Harbert, a United States citizen, is a shareholder of HMC; and Michael D. Luce, a United States citizen, is a shareholder of HMC. The principal business address for each of the HCPSS, HMCNY and Philip Falcone is 555 Madison Avenue, 16th Floor, New York, New York 10022. The principal business address for each of Harbinger Manager, HMC Investors, HMC, Raymond J. Harbert and Michael D. Luce is One Riverchase Parkway South, Birmingham, Alabama 35244.

                CERTAIN INFORMATION RELATING TO THE HCP NOMINEES

                The following table sets forth the name, age, present principal occupation, business and residential address and business experience for the past five years and certain other information, with respect to the HCP Nominees. This information has been furnished to the HCP Funds by the HCP Nominees.

                                                       PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE
NAME, AGE AND BUSINESS AND RESIDENTIAL ADDRESS         LAST FIVE YEARS; PUBLIC COMPANY DIRECTORSHIPS
----------------------------------------------         ----------------------------------------------------
                                                       Since 1999,  Mr.  Davis has been the  Chairman and
Eugene I. Davis (Age 51)                               Chief  Executive  Officer of  PIRINATE  Consulting
                                                       Group,  LLC,  a  privately  held  consulting  firm
Business Address:                                      specializing  in  turn-around  management,  merger
                                                       and  acquisition  consulting,  proxy  contests and
         5 Canoe Brook Drive                           strategic  planning advisory services for domestic
         Livingston, NJ 07039                          and  international  public  and  private  business
                                                       entities.   Previously,  he  was  Chief  Operating
Residential Address:                                   Officer of Total-Tel USA Communications,  Inc., an
                                                       integrated  telecommunications provider, from 1998
         5 Canoe Brook Drive                           until 1999,  and he has also served as  President,
         Livingston, NJ 07039                          Vice-Chairman   and  Director  of  Emerson   Radio
                                                       Corp.,  and CEO and  Vice-Chairman of Sport Supply
                                                       Group, Inc.

                                                       Since  forming  PIRINATE,  Mr.  Davis has advised,
                                                       managed,  sold,  liquidated  and/or  acted  in  an
                                                       executive  capacity  for a number  of  businesses,
                                                       including   companies  operating  in  the  metals,
                                                       transportation  and logistics  sectors.  Mr. Davis
                                                       served  as  Chief  Restructuring  Officer  of  RBX
                                                       Industries,  Inc.  from January to September  2001
                                                       and as Chairman and Chief  Executive  Officer from
                                                       September  2001 until 2004.  Mr.  Davis has served
                                                       as Chief  Executive  Officer  of Golden  Northwest
                                                       Aluminum,  Inc. since May 2005.  Golden  Northwest
                                                       Aluminum,  Inc. filed for chapter 11 protection on
                                                       November 10, 2004.

                                                       Mr.  Davis  currently  serves as  Chairman  of the
                                                       Board of  Directors  for  Atari,  Inc.,  Atlas Air
                                                       Worldwide  Holdings,  Inc.  and Foamex,  Inc.  Mr.
                                                       Davis is also a director  for  Knology  Broadband,
                                                       Inc.,  American  Commercial Lines, Inc.,  Footstar
                                                       Inc., Delta Air Lines,  Inc. and Viskase Companies
                                                       Inc.  Mr.  Davis is a former  director  of Emerson
                                                       Radio Corp., Ion Media Networks, Inc., Metals USA,
                                                       Inc.,  PRG Shultz  International,  Inc. and Sports
                                                       Supply Group, Inc.

                                                       PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE
NAME, AGE AND BUSINESS AND RESIDENTIAL ADDRESS         LAST FIVE YEARS; PUBLIC COMPANY DIRECTORSHIPS
----------------------------------------------         ----------------------------------------------------
                                                       Mr.  Davis  began his  career as an  attorney  and
                                                       international  negotiator  with  Exxon  Corp.  and
                                                       Standard Oil Company (Indiana) and as a partner in
                                                       two  Texas-based law firms where he specialized in
                                                       corporate/securities       law,      international
                                                       transactions and restructuring  advice.  Mr. Davis
                                                       is a  graduate  of  Columbia  College  and holds a
                                                       Master of International Affairs from the School of
                                                       International Affairs of Columbia University and a
                                                       J.D. from Columbia Law School.


F. Jack Liebau, Jr. (Age 44)                           Since  2003,  Mr.  Liebau  has been the  President
                                                       (and founder) of Liebau Asset Management  Company,
Business Address:                                      a   privately   held   investment    manager   for
                                                       individuals,    foundations   and    corporations.
         301 E. Colorado Blvd., Suite 810              Liebau Asset  Management  Company is an investment
         Pasadena, CA 91101                            advisory  firm  registered  with the United States
                                                       Securities  and Exchange  Commission.  Previously,
Residential Address:                                   Mr. Liebau was an equity analyst  following  media
                                                       and entertainment  industries for Capital Research
         1382 Bedford Rd.                              Company  from 1984 to 1986.  He was a partner  and
         San Marino, CA 31108                          portfolio   manager   with   Primecap   Management
                                                       Company, and served as one of the four co-managers
                                                       of the Vanguard  Primecap Fund, from 1986 to 2003.
                                                       Mr. Liebau also worked for the Los Angeles  times,
                                                       both  as  a  reporter  and  as  assistant  to  the
                                                       publisher. He has written for several publications
                                                       (including Barron's,  for which he wrote a profile
                                                       on the Company).

                                                       Mr. Liebau does not presently  serve as a director
                                                       of any  public  company or  registered  investment
                                                       company.  He is a director  of several  charitable
                                                       organizations, including Edwin Gregson Foundation,
                                                       Kidspace  Children's  Museum (Chair of the Finance
                                                       Committee),  California  Thoroughbred  Backstretch
                                                       Employees    Pension   Plan   and    Andover/Abbot
                                                       Association   of   Southern    California    (past
                                                       President).

                                                       Mr.  Liebau   graduated  from  Phillips   Academy,
                                                       Andover,  and received his A.B. in economics  from
                                                       Stanford University.

                                                       PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE
NAME, AGE AND BUSINESS AND RESIDENTIAL ADDRESS         LAST FIVE YEARS; PUBLIC COMPANY DIRECTORSHIPS
----------------------------------------------         ----------------------------------------------------
J. Daniel Sullivan (Age 56)                            For the past 30 years,  Mr. Sullivan has worked in
                                                       the  television   broadcasting   industry  holding
Business Address:                                      various  positions from account  executive,  sales
                                                       manager,   general  manager,   regional   manager,
         147 Rue De Grande                             founder  and  president  of  3  large   television
         Brentwood, Tennessee 37027                    groups.   Mr.  Sullivan  has  managed,   owned  or
                                                       operated over 60 different  television stations in
Residential Address:                                   the past 20 years.  Since 2004,  Mr.  Sullivan has
                                                       been   a   private    investor   and    consultant
         147 Rue De Grande                             specializing  in advising  various equity funds on
         Brentwood,  Tennessee 37027                   media  investments and  acquisition opportunities.
                                                       From 1998 to 2004, Mr.  Sullivan was the President
                                                       and   Chief    Executive    Officer    of   Quorum
                                                       Broadcasting   Company,   Inc.,   a   broadcasting
                                                       company  founded  by Mr.  Sullivan  in  connection
                                                       with the acquisition of 16 television  stations in
                                                       10 markets.  From 1996 to 1998,  Mr.  Sullivan was
                                                       the  President  and  Chief  Executive  Officer  of
                                                       Sullivan    Broadcasting    Company,    Inc.,   an
                                                       owner/operator of broadcast television stations.

                                                       Mr.   Sullivan  does  not  presently  serve  as  a
                                                       director  of  any  public  company  or  registered
                                                       investment company.

                                                       Mr.  Sullivan  graduated  from the  University  of
                                                       Tennessee.

                TRANSACTIONS IN THE SECURITIES OF THE COMPANY

                On December 31, 2007, the Special Fund caused 1,000 of the Shares beneficially owned by the Special Fund to be registered in the name of the Special Fund and the Master Fund caused 1,000 of the Shares beneficially owned by the Master Fund to be registered in the name of the Master Fund. The remainder of the Shares owned by the HCP Funds are held in street name. Other than as set forth herein or in the Notice, none of the HCP Funds, any Harbinger Person or any HCP Nominee is the record or beneficial owner of any securities of the Company, or any parent or subsidiary of the Company.

                The Master Fund and the Special Fund have entered into swap agreements (cash settlement) relating to the Class A Stock. These swap agreements have the effect of increasing or decreasing the Master Fund's and/or the Special Fund's economic exposure to the Class A Stock without conferring voting or dispositive power over the notional number of shares referred to in such agreements. The Master Fund and the Special Fund have changed, and may from time to time change, the notional number of shares referred to in such agreements.

                Other than as set forth herein, none of the Harbinger Persons or any HCP Nominee has effected any transactions in any securities of the Company in the last two years.


                          TRANSACTIONS BY MASTER FUND

--------------------------------------------------------------------------------
                               Number of Shares of
                                  Class A Stock
  Date of Transaction            Purchased/(Sold)             Price Per Share
--------------------------------------------------------------------------------
       6/15/2007                     165,000                      $33.4885
--------------------------------------------------------------------------------
       6/18/2007                     232,000                      $34.3041
--------------------------------------------------------------------------------
       6/19/2007                     216,160                      $34.1997
--------------------------------------------------------------------------------
       6/20/2007                     130,716                      $34.2483
--------------------------------------------------------------------------------
       6/22/2007                     191,364                      $32.9889
--------------------------------------------------------------------------------
       6/25/2007                      29,103                      $32.6343
--------------------------------------------------------------------------------
       6/26/2007                     120,665                      $32.6492
--------------------------------------------------------------------------------
       6/27/2007                     106,994                      $32.8975
--------------------------------------------------------------------------------
       6/28/2007                      68,667                      $33.1952
--------------------------------------------------------------------------------
       6/29/2007                      84,144                      $33.2636
--------------------------------------------------------------------------------
        7/2/2007                      70,000                      $33.5148
--------------------------------------------------------------------------------
        7/3/2007                      35,187                      $33.9151
--------------------------------------------------------------------------------
       1/16/2008                     1,255,647                    $17.9800
--------------------------------------------------------------------------------

                          TRANSACTIONS BY SPECIAL FUND

--------------------------------------------------------------------------------
                               Number of Shares of
                                  Class A Stock
  Date of Transaction            Purchased/(Sold)             Price Per Share
-------------------------------------------------------------------------------
       6/15/2007                     82,500                      $33.4885
-------------------------------------------------------------------------------
       6/18/2007                    115,843                      $34.3041
-------------------------------------------------------------------------------
       6/19/2007                    107,781                      $34.1997
-------------------------------------------------------------------------------
       6/22/2007                     95,665                      $32.9889
-------------------------------------------------------------------------------
       6/25/2007                     80,397                      $32.6343
-------------------------------------------------------------------------------
       6/26/2007                     60,335                      $32.6492
-------------------------------------------------------------------------------
       6/27/2007                     53,497                      $32.8975
-------------------------------------------------------------------------------
       6/28/2007                     34,333                      $33.1952
-------------------------------------------------------------------------------
       6/29/2007                     42,056                      $33.2636
-------------------------------------------------------------------------------
        7/2/2007                     35,000                      $33.5148
-------------------------------------------------------------------------------
        7/3/2007                     17,593                      $33.9151
-------------------------------------------------------------------------------
       1/16/2008                    627,807                      $17.9800
-------------------------------------------------------------------------------



                          TRANSACTIONS BY HCP NOMINEES
F. JACK LIEBAU JR. (BENEFICIALLY OWNED JOINTLY WITH MR. LIEBAU'S SPOUSE, CAROL LIEBAU):

--------------------------------------------------------------------------------
                               Number of Shares of
                                  Class A Stock
  Date of Transaction            Purchased/(Sold)             Price Per Share
-------------------------------------------------------------------------------
       11/5/2007                       200                       $26.98
-------------------------------------------------------------------------------
       11/5/2007                       100                       $26.92
-------------------------------------------------------------------------------
       11/5/2007                       100                       $26.93
-------------------------------------------------------------------------------
       11/5/2007                       100                       $26.92
-------------------------------------------------------------------------------
       11/5/2007                       100                       $26.97
-------------------------------------------------------------------------------
       11/5/2007                       200                       $26.96
-------------------------------------------------------------------------------
       11/5/2007                       100                       $26.96
-------------------------------------------------------------------------------
       11/5/2007                       100                       $26.93
-------------------------------------------------------------------------------

                                                                      EXHIBIT A
                                                                      ---------



            CONSENTS OF HCP NOMINEES TO BEING NAMED AS NOMINEES AND
                  TO SERVE AS DIRECTORS OF MEDIA GENERAL, INC.


                                   [ATTACHED]

                    CONSENT TO BEING NAMED AS A NOMINEE AND
                  TO SERVE AS DIRECTOR OF MEDIA GENERAL, INC.



To:      Secretary of Media General, Inc.

                The undersigned hereby consents (x) to being named as a nominee for election to the Board of Directors of Media General, Inc., a Virginia corporation (the "Company"), (y) to be named in the proxy soliciting materials as such and (z) if duly elected by the stockholders of the Company, to serve as a director of the Company.


Dated:  January 10, 2008.


                                          /s/  Eugene I. Davis
                                          ------------------------------
                                          Name: Eugene I. Davis

                    CONSENT TO BEING NAMED AS A NOMINEE AND
                  TO SERVE AS DIRECTOR OF MEDIA GENERAL, INC.



To:      Secretary of Media General, Inc.

                The undersigned hereby consents (x) to being named as a nominee for election to the Board of Directors of Media General, Inc., a Virginia corporation (the "Company"), (y) to be named in the proxy soliciting materials as such and (z) if duly elected by the stockholders of the Company, to serve as a director of the Company.


Dated:  January 12, 2008.


                                        /s/  F. Jack Liebau, Jr.
                                        ---------------------------------
                                        Name: F. Jack Liebau, Jr.

                    CONSENT TO BEING NAMED AS A NOMINEE AND
                  TO SERVE AS DIRECTOR OF MEDIA GENERAL, INC.



To:      Secretary of Media General, Inc.

                The undersigned hereby consents (x) to being named as a nominee for election to the Board of Directors of Media General, Inc., a Virginia corporation (the "Company"), (y) to be named in the proxy soliciting materials as such and (z) if duly elected by the stockholders of the Company, to serve as a director of the Company.


Dated:  January 14, 2008.


                                         /s/  J. Daniel Sullivan
                                         ------------------------------
                                         Name: J. Daniel Sullivan